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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) JANUARY 10, 2001
                                                 -------------------------------

                          STAR TELECOMMUNICATIONS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




     Delaware                      000-22581                  77-0362681
====================          ====================        ==================

   (State or other                (Commission              (I.R.S. Employer
    jurisdiction                  File Number)             Identification No.)
  of incorporation)



 223 EAST DE LA GUERRA, SANTA BARBARA, CALIFORNIA                   93101
--------------------------------------------------------------------------------
      (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code   (805) 899-1962
                                                   -----------------------------

                               N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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ITEM 5.           OTHER EVENTS.


                  Attached as EXHIBIT 99.1 is the press release issued by STAR Telecommunications, Inc., dated January 10, 2001, which is hereby incorporated by reference herein.

                  Attached as EXHIBIT 99.2 is the press release issued by STAR Telecommunications, Inc., dated January 16, 2001, which is hereby incorporated by reference herein.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit   Description of Exhibit
-------   --------------------------------------
99.1      Press Release, dated January 10, 2001.

99.2      Press Release, dated January 16, 2001.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         STAR TELECOMMUNICATIONS, INC.



Dated:  January 16, 2001                 By: /s/ Timothy F. Sylvester
                                             -----------------------------------
                                             Timothy F. Sylvester
                                             Executive Vice President
                                             and General Counsel


                                           2.

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                                  EXHIBIT INDEX


  Exhibit       Description of                               Page
                Exhibit                                      Number
  -----------   ------------------------------------------   -------------------
    99.1        Press Release, dated January 10, 2001.

    99.2        Press Release, dated January 16, 2001.












                                           3.